UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 23, 2019

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

561 Shady Elm Road, Winchester, Virginia		22602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

American Woodmark Corporation

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 23, 2019, the Compensation Committee of the Board of Directors of American Woodmark Corporation (the "Company") approved amendments to the employment agreements for S. Cary Dunston, Chairman and Chief Executive Officer; M. Scott Culbreth, Senior Vice President and Chief Financial Officer; R. Perry Campbell, Senior Vice President Sales and Marketing; and Robert J. Adams, Jr., Senior Vice President Value Stream Operations.

The amendments to the employment agreements for Messrs. Dunston, Culbreth, Campbell and Adams increase the maximum bonus amounts for each executive and give the Compensation Committee of the Board of Directors discretion to increase the maximum amounts in the future. The maximum bonus opportunity increased as follows: for Mr. Dunston between 0% and 150% of the employee’s base salary to between 0% and 200% of the employee’s base salary, and for Messrs. Culbreth, Campbell and Adams from between 0% and 100% of each employee’s base salary to between 0% and 125% of each employee’s base salary.

The employment agreements as amended, for each of Messrs. Dunston, Culbreth, Campbell and Adams are included as exhibits to this Form 8-K and the foregoing description of the amendments is qualified in its entirety by such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1*	Management Contract - Amendment to Employment Agreement for Mr. S. Cary Dunston
10.2*	Management Contract - Amendment to Employment Agreement for Mr. M. Scott Culbreth
10.3*	Management Contract - Amendment to Employment Agreement for Mr. R. Perry Campbell
10.4*	Management Contract - Amendment to Employment Agreement for Mr. Robert J. Adams, Jr.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ M. SCOTT CULBRETH	/s/ S. CARY DUNSTON

M. Scott Culbreth	S. Cary Dunston
Senior Vice President and Chief Financial Officer	Chairman & Chief Executive Officer

Date: May 28, 2019	Date: May 28, 2019
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer